Exhibit 10(a)(2)

                             [Form for Non-Officers]

                          CHEMICAL FABRICS CORPORATION

                        1986 STOCK OPTION PLAN AGREEMENT


     AGREEMENT dated  August 16, 1990 between Chemical  Fabrics Corporation (the
"Company"),      and      ________________      presently       residing      at
______________________________________ (the "Optionee").

     WHEREAS, the Stock Option Committee of the Board of Directors of the Company has determined that it is to the advantage and interest of the Company and its stockholders to grant to the Optionee the non-stock option provided for herein as an inducement to remain in the service of the Company and its subsidiaries and as an incentive for increased effort during such service; and

     WHEREAS, the Optionee is engaged in the service of the Company and its subsidiary corporations ("Related Corporations");

     NOW, THEREFORE, the parties agree as follows:

     1. Optionee's Continued Employment. The Optionee shall remain continuously (subject to the exception in Section 4) in the employ of the Company or one or more of its Related Corporations for a period of at least one year from the Grant Date and shall, during such employment, devote his or her time, energy and skill to the service of the Company or one or more of its Related Corporations. Nothing herein contained shall be deemed to confer upon the Optionee any right to continue in the employ of the Company or one or more of its Related Corporations nor to interfere in any way with the right of the employing corporation or corporations to terminate the employment of the Optionee at any time. If the Optionee's employment with the Company or one or more of its Related Corporations shall terminate within one year from the Grant Date, the Optionee shall have no rights whatsoever under this Agreement.

     2. Grant of Option. Subject to the terms and conditions set forth herein, the Company has granted to the Optionee on August 9, 1989 (the "Grant Date") an option (the "Option") to purchase from the Company _____ shares (the "Optioned Shares") of the Company's common stock, par value $.10 per share (the "Stock"). On each of the following dates, but only if the Optionee remains an employee of the Company or a Related Corporation at that date, the stated number of shares shall become purchasable hereunder:

               Date                     Number of Shares
         ------------------------------------------------

          August 16, 1991                  ___    (25%)
          August 16, 1992                  ___    (25%)
          August 16, 1993                  ___    (25%)
          August 16, 1994                  ___    (25%)

The Option must be exercised, if ever, before the tenth anniversary of the Grant Date or within such shorter period as may result from the operation of Section 4.

     3. Exercise Price. The exercise price to be paid for the Optioned Shares shall be $____ per share.

     4. Termination of Option. If the Optionee's employment by the Company and its Related Corporations terminates for any reason, other than death or retirement, after the first anniversary of the Grant Date, the Option, to the extent exercisable on the date of such termination, may be exercised by the Optionee at any time within three months after termination, but only before the tenth anniversary of the Grant Date. If the Optionee dies or retires after the first anniversary of the Grant Date, the Option may be exercised, to the extent exercisable on the date of retirement or death, at any time by the Optionee or his executor or administrator, as the case may be, but only before the earlier of the first anniversary of the date of death or retirement or the tenth anniversary of the Grant Date. Options which are not exercisable at the time of termination of the Optionee's employment or which are so exercisable but are not exercised within the time periods described above shall terminate. Leave of absence for military service, illness or other bona fide purpose shall not be deemed a termination of employment provided that it does not exceed the longer of 90 days or the period during which the absent employee's reemployment rights are guaranteed by statute or by contract. If the Optionee does not so return, his employment shall be deemed to have ended on the next day of such leave of absence.

     5. Exercise of Option. The Optionee may exercise the Option by giving written notice in the manner provided in Section 11. The notice shall specify the number of shares of the Stock which the Optionee elects to purchase. For all shares which the Optionee elects to purchase, the Optionee shall deliver to the Company a personal check equal to the exercise price. The Company shall deliver or cause to be delivered to the Optionee a certificate for the number of shares then being purchased by him or her. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or Optionee to take any action in connection with shares being purchased upon exercise of the Option, exercise of the Option and delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which shall be taken at the Company's expense. Whenever shares are to be issued in satisfaction of an Option granted hereunder, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares, if and to the extent required by law. The Option shall be reduced by one share for each share of the Stock purchased upon exercise of the Option.

     6. Transfer of Option. During the lifetime of the Optionee, the Option may be exercised only by the Optionee and then, except as otherwise provided in
Section 4, only if the Optionee has been continuously in the full time employ of the Company and/or one or more of its Related Corporations from the Grant Date until the date 3 months before the date of exercise. Except by will or by the laws of descent and distribution, the Option and all rights granted hereunder may not be transferred, assigned, pledged, or hypothecated (whether by operation of law or otherwise) and shall not be subject to execution attachment or similar process. Any attempted transfer, attachment, pledge, hypothecation or other disposition of the Option or of such rights contrary to the provisions hereof and the levy of any attachment or similar process upon the Option or such rights, shall be void.

     7. Capital Changes. In the event of any stock dividend payable in the Stock or any split-up or contraction in the number of shares of the Stock, or any reclassification or change of outstanding shares of the Stock, in each case occurring after the date of this Agreement and prior to the exercise in full of the Option, the number and kind of shares for which the Option may thereafter be exercised and the exercise price shall be proportionately and appropriately adjusted. Upon any consolidation or merger of the Company with or into another company, or any sale or conveyance to another company or entity of the property of the Company as a whole, or the dissolution or liquidation of the Company, the Option shall terminate, but the Optionee shall have the right, immediately prior to such event, to exercise the Option, to the extent then vested and not theretofore exercised. No fraction of a share shall be purchasable or deliverable, but in the event any adjustment of the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

     8. Reservation of Shares. The Company shall at all times during the term of this Agreement reserve and keep available such number of shares of the Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all taxes, fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.

     9. Limitation of Rights in Optioned Shares. The Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares except to the extent that the Option shall have been exercised and, in addition, a stock certificate shall have been issued and delivered to the Optionee. Any stock issued pursuant to the Option shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation or By-laws of the Company.

     10. Company's Powers. The existence of the Option shall not diminish the right of power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a similar character or otherwise. The Option confers upon the Optionee no right to continue in the employment of the Company and its Related Corporations or interferes in any way with the right of the Company and its Related Corporations to terminate the employment of the Optionee at any time.

     11. Notices. Any communication or notice required or permitted to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company, to its Treasurer at Daniel Webster Highway, P.O. Box 1137, Merrimack, New Hampshire 03054 and, if to the Optionee, to the address set forth on the first page of this Agreement, or such other address, in each case, as the addressee shall last have furnished to the communicating party.

     12.  Terms and Conditions of Plan.  The option granted hereunder is subject
to all the terms and  conditions set forth in the Company's 1986   Stock  Option
Plan,  receipt of a copy of which is hereby acknowledged by the Optionee.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                                    CHEMICAL FABRICS CORPORATION


                              By _______________________________________________


                                 _______________________________________________


                                                            Optionee


                               [Form for Officers]

                          CHEMICAL FABRICS CORPORATION

                        1986 STOCK OPTION PLAN AGREEMENT


     AGREEMENT dated  August 16, 1990 between Chemical  Fabrics Corporation (the
"Company"),      and      ________________      presently       residing      at
______________________________________ (the "Optionee").

     WHEREAS, the Stock Option Committee of the Board of Directors of the Company has determined that it is to the advantage and interest of the Company and its stockholders to grant to the Optionee the non-stock option provided for herein as an inducement to remain in the service of the Company and its subsidiaries and as an incentive for increased effort during such service; and

     WHEREAS, the Optionee is engaged in the service of the Company and its subsidiary corporations ("Related Corporations");

     NOW, THEREFORE, the parties agree as follows:

     1. Optionee's Continued Employment. The Optionee shall remain continuously (subject to the exception in Section 4) in the employ of the Company or one or more of its Related Corporations for a period of at least one year from the Grant Date and shall, during such employment, devote his or her time, energy and skill to the service of the Company or one or more of its Related Corporations. Nothing herein contained shall be deemed to confer upon the Optionee any right to continue in the employ of the Company or one or more of its Related Corporations nor to interfere in any way with the right of the employing corporation or corporations to terminate the employment of the Optionee at any time. If the Optionee's employment with the Company or one or more of its Related Corporations shall terminate within one year from the Grant Date, the Optionee shall have no rights whatsoever under this Agreement.

     2. Grant of Option. Subject to the terms and conditions set forth herein, the Company has granted to the Optionee on August 9, 1989 (the "Grant Date") an option (the "Option") to purchase from the Company _____ shares (the "Optioned Shares") of the Company's common stock, par value $.10 per share (the "Stock"). On each of the following dates, but only if the Optionee remains an employee of the Company or a Related Corporation at that date, the stated number of shares shall become purchasable hereunder:

               Date                     Number of Shares
               ----                     ----------------

          August 16, 1991                  ___    (25%)
          August 16, 1992                  ___    (25%)
          August 16, 1993                  ___    (25%)
          August 16, 1994                  ___    (25%)

Notwithstanding the foregoing, if, before August 16, 1991, August 16, 1992, August 16, 1993 or August 16, 1994, as the case may be, substantially all of the outstanding voting stock or substantially all of the assets of the Company is or are acquired by any person or group of persons, or the Company is party to a merger or consolidation of which the Company is not in economic substance the predominant surviving entity, then the day one day before the date of such acquisition, merger or consolidation (the "Sellout Event") shall be substituted for any or all of the dates August 16, 1991, August 16, 1992, August 16, 1993 and August 16, 1994 in the above schedule as may be the same as or later than the date of the Sellout Event. The Option must be exercised, if ever, before the tenth anniversary of the Grant Date or within such shorter period as may result from the operation of Section 4.

     3. Exercise Price. The exercise price to be paid for the Optioned Shares shall be $____ per share.

     4. Termination of Option. If the Optionee's employment by the Company and its Related Corporations terminates for any reason, other than death or retirement, after the first anniversary of the Grant Date, the Option, to the extent exercisable on the date of such termination, may be exercised by the Optionee at any time within three months after termination, but only before the tenth anniversary of the Grant Date. If the Optionee dies or retires after the first anniversary of the Grant Date, the Option may be exercised, to the extent exercisable on the date of retirement or death, at any time by the Optionee or his executor or administrator, as the case may be, but only before the earlier of the first anniversary of the date of death or retirement or the tenth anniversary of the Grant Date. Options which are not exercisable at the time of termination of the Optionee's employment or which are so exercisable but are not exercised within the time periods described above shall terminate. Leave of absence for military service, illness or other bona fide purpose shall not be deemed a termination of employment provided that it does not exceed the longer of 90 days or the period during which the absent employee's reemployment rights are guaranteed by statute or by contract. If the Optionee does not so return, his employment shall be deemed to have ended on the next day of such leave of absence.

     5. Exercise of Option. The Optionee may exercise the Option by giving written notice in the manner provided in Section 11. The notice shall specify the number of shares of the Stock which the Optionee elects to purchase. For all shares which the Optionee elects to purchase, the Optionee shall deliver to the Company a personal check equal to the exercise price. The Company shall deliver or cause to be delivered to the Optionee a certificate for the number of shares then being purchased by him or her. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or Optionee to take any action in connection with shares being purchased upon exercise of the Option, exercise of the Option and delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which shall be taken at the Company's expense. Whenever shares are to be issued in satisfaction of an Option granted hereunder, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares, if and to the extent required by law. The Option shall be reduced by one share for each share of the Stock purchased upon exercise of the Option.

     6. Transfer of Option. During the lifetime of the Optionee, the Option may be exercised only by the Optionee and then, except as otherwise provided in
Section 4, only if the Optionee has been continuously in the full time employ of the Company and/or one or more of its Related Corporations from the Grant Date until the date 3 months before the date of exercise. Except by will or by the laws of descent and distribution, the Option and all rights granted hereunder may not be transferred, assigned, pledged, or hypothecated (whether by operation of law or otherwise) and shall not be subject to execution attachment or similar process. Any attempted transfer, attachment, pledge, hypothecation or other disposition of the Option or of such rights contrary to the provisions hereof and the levy of any attachment or similar process upon the Option or such rights, shall be void.

     7. Capital Changes. In the event of any stock dividend payable in the Stock or any split-up or contraction in the number of shares of the Stock, or any reclassification or change of outstanding shares of the Stock, in each case occurring after the date of this Agreement and prior to the exercise in full of the Option, the number and kind of shares for which the Option may thereafter be exercised and the exercise price shall be proportionately and appropriately adjusted. Upon any consolidation or merger of the Company with or into another company, or any sale or conveyance to another company or entity of the property of the Company as a whole, or the dissolution or liquidation of the Company, the Option shall terminate, but the Optionee shall have the right, immediately prior to such event, to exercise the Option, to the extent then vested and not theretofore exercised. No fraction of a share shall be purchasable or deliverable, but in the event any adjustment of the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

     8. Reservation of Shares. The Company shall at all times during the term of this Agreement reserve and keep available such number of shares of the Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all taxes, fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.

     9. Limitation of Rights in Optioned Shares. The Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares except to the extent that the Option shall have been exercised and, in addition, a stock certificate shall have been issued and delivered to the Optionee. Any stock issued pursuant to the Option shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation or By-laws of the Company.

     10. Company's Powers. The existence of the Option shall not diminish the right of power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a similar character or otherwise. The Option confers upon the Optionee no right to continue in the employment of the Company and its Related Corporations or interferes in any way with the right of the Company and its Related Corporations to terminate the employment of the Optionee at any time.

     11. Notices. Any communication or notice required or permitted to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company, to its Treasurer at Daniel Webster Highway, P.O. Box 1137, Merrimack, New Hampshire 03054 and, if to the Optionee, to the address set forth on the first page of this Agreement, or such other address, in each case, as the addressee shall last have furnished to the communicating party.

     12.  Terms and Conditions of Plan.  The option granted hereunder is subject
to all the terms and conditions set forth  in the Company's 1986  Stock   Option
Plan,  receipt of a copy of which is hereby acknowledged by the Optionee.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                                    CHEMICAL FABRICS CORPORATION


                              By _______________________________________________

                                 _______________________________________________


                                                    Optionee


                           [Non-Plan Option Agreement]

                          Chemical Fabrics Corporation
                             STOCK OPTION AGREEMENT

     AGREEMENT  dated  _________  between   Chemical  Fabrics  Corporation  (the
"Company"),  and  __________ presently  residing  at _____________________  (the
"Optionee").

     WHEREAS, the Board of Directors of the Company has determined that it is to the advantage and interest of the Company and its stockholders to grant to the Optionee the nonstatutory stock option provided for herein as an inducement to remain in the service of the Company and its subsidiaries and as an incentive for increased effort during such service; and

     WHEREAS, the Optionee is engaged in the service of the Company and its subsidiary corporations ("Related Corporations");

     NOW, THEREFORE. the parties agree as follows:

     1. Optionee's Continued Employment. The Optionee shall, during his employment by the Company or one or more of its Related Corporations, devote his time, energy and skill to the service of the Company or one or more of its Related Corporations. Nothing herein contained shall be deemed to confer upon the Optionee any right to continue in the employ of the Company or one or more of its Related Corporations nor to interfere in any way with the right of the employing corporation or corporations to terminate the employment of the Optionee at any time.

    2. Grant of Option. Subject to the terms and conditions set forth herein, the Company has granted to the Optionee on ___________ (the "Grant Date") an option (the "Option") to purchase from the Company ______ shares (the "Optioned Shares") of the Company's common stock, par value $.10 per share (the "Stock"), such option to be exercisable in whole or in part at any time on or after the Grant Date in accordance with the terms hereof. The Option must be exercised, if ever, before the tenth anniversary of the Grant Date or within such shorter period as may result from the operation of Section 4.

     3. Exercise Price. The exercise price to be paid for the Optioned Shares shall be $____ per share.

     4. Termination of Option. If the Optionee's employment by the Company and its Related Corporations terminates for any reason, other than death or retirement, the Option may be exercised by the optionee at any time within three months after termination, but only before the tenth anniversary of the Grant Date. If the Optionee dies or retires, the Option may be exercised at any time by the Optionee or his executor or administrator, as the case may be, but only before the earlier of the first anniversary of the date of death or retirement or the tenth anniversary of the Grant Date. Options which are not exercised within the time periods described above shall terminate. Leave of absence for military service, illness or other bona fide purpose shall not be deemed a termination of employment provided that it does not exceed the longer of 90 days or the period during which the absent employee's reemployment rights are guaranteed by statute or by contract. If the Optionee does not so return, his employment shall be deemed to have ended on the next day of such leave of absence.

     5 . Exercise of Option. The Optionee may exercise the Option by giving written notice in the manner provided in Section 11. The notice shall specify the number of shares of the Stock which the Optionee elects to purchase. For all shares which the Optionee elects to purchase, the Optionee shall deliver to the Company a personal check equal to the exercise price or shares of the Stock which at such time have been held by the Optionee for at least six (6) months, duly endorsed for transfer, so equal as valued at the composite closing price on the date of delivery, or a combination so equal of a check and such shares of the Stock. The Company shall deliver or cause to be delivered to the Optionee a certificate for the number of shares then being purchased by him or her. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or the Optionee to take any action in connection with shares being purchased upon exercise of the Option, exercise of the Option and delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which shall be taken at the Company's expense. Whenever shares are to be issued in satisfaction of an Option granted hereunder, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares, if and to the extent required by law. The Option shall be reduced by one share for each share of the Stock purchased upon exercise of the Option.

     6. Transfer of Option. During the lifetime of the Optionee, the Option may be exercised only by the Optionee and then, except as otherwise provided in
Section 4, only if the Optionee has been continuously in the full time employ of the Company and/or one or more of its Related Corporations from the Grant Date until the date 3 months before the date of exercise. Except by will or by the laws of descent and distribution, the Option and all rights granted hereunder may not be transferred, assigned, pledged, or hypothecated (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, attachment, pledge, hypothecation or other disposition of the Option or of such rights contrary to the provisions hereof and the levy of any attachment or similar process upon the Option or such rights, shall be void.

     7. Capital Changes. In the event of any stock dividend payable in the Stock or any split-up or contraction in the number of shares of the Stock, or any reclassification or change of outstanding shares of the Stock, in each case occurring after the date of this Agreement and prior to the exercise in full of the Option, the number and kind of shares for which the Option may thereafter be exercised and the exercise price shall be proportionately and appropriately adjusted. Upon any consolidation or merger of the Company with or into another company, or any sale or conveyance to another company or entity of the property of the Company as a whole, or the dissolution or liquidation of the Company, in each case before the tenth anniversary of the Grant Date, the Option shall terminate, but the Optionee shall have the right, immediately prior to such event, to exercise the Option, to the extent not theretofore exercised. No fraction of a share shall be purchasable or deliverable, but in the event any adjustment of the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

     8. Reservation of Shares. The Company shall at all times during the term of this Agreement reserve and keep available such number of shares of the Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all taxes, fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Optioned Shares.

     9. Limitation of Rights in Optioned Shares. The Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Optioned Shares except to the extent that the Option shall have been exercised and, in addition, a stock certificate shall have been issued and delivered to the Optionee. Any stock issued pursuant to the Option shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation or By-laws of the Company.

     10. Company's Powers. The existence of the Option shall not diminish the right of power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a similar character or otherwise. The Option confers upon the Optionee no right to continue in the employment of the Company and its subsidiaries nor interferes in any way with the right of the Company and its subsidiaries to terminate the employment of the Optionee at any time.

     11. Notices. Any communication or notice required or permitted to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company, to its Treasurer at Daniel Webster Highway, P.O. Box 1137, Merrimack, New Hampshire 03054 and, if to the Optionee, to the address set forth on the first page of this Agreement, or such other address, in each case, as the addressee shall last have furnished to the communicating party.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                   CHEMICAL FABRICS
                                   CORPORATION



                                   By___________________________________________

                                     ___________________________________________

                                     __________, Optionee